Certificate Number
ZQ00000291

COMMON STOCK
PAR VALUE $0.01

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COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY

SPECIMEN

Shares

PILGRIM'S PRIDE CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 721467 10 8

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT COMPUTERSHARE SHAREHOLDER SERVICES INC SPECIMEN CERTIFICATE

is the owner of **ONE**

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Pilgrim's Pride Corporation (hereinafter called the "Company") transferable on the books of the Company by the holder hereof in person or by his duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile signatures of the duly authorized officers of the Company.

President

Secretary

PILGRIM'S PRIDE CORPORATION CORPORATE SEAL DELAWARE 1986

DATED: 16-DEC-2009

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

By ______________________
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

215812

PILGRIM'S PRIDE CORPORATION

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING AS SET FORTH IN A STOCKHOLDERS AGREEMENT BETWEEN THE COMPANY AND JBS USA HOLDINGS, INC. AND MANDATORY EXCHANGE PROVISIONS SET FORTH UNDER ARTICLE VIII OF THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED AND IN EFFECT FROM TIME TO TIME, COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY UPON REQUEST.

THE COMPANY IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS AND TO ISSUE PREFERRED SHARES IN SERIES. A STATEMENT OF THE DESIGNATIONS, POWERS, PREFERENCES, RELATIVE RIGHTS, LIMITATIONS, QUALIFICATIONS AND RESTRICTIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED BY THE COMPANY, THE VARIATIONS IN THE DESIGNATIONS, POWERS, PREFERENCES, RELATIVE RIGHTS, LIMITATIONS, QUALIFICATIONS AND RESTRICTIONS OF THE SHARES OF EACH SERIES OF PREFERRED SHARES TO THE EXTENT THEY HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE COMPANY TO FIX AND DETERMINE THE DESIGNATIONS, POWERS, PREFERENCES, RELATIVE RIGHTS, LIMITATIONS, QUALIFICATIONS AND RESTRICTIONS OF ANY SERIES OF PREFERRED SHARES IS SET FORTH IN THE CERTIFICATE OF INCORPORATION OF THE COMPANY ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE. THE COMPANY WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship

UNIF GIFT MIN ACT - ....(Cust) Custodian ....(Minor) under Uniform Gifts to Minors Act ....(State)

UNIF TRF MIN ACT - ....(Cust) Custodian (until age ....) ....(Minor) under Uniform Transfers to Minors Act ....(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________ Attorney

to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated: ____________________ 20____

Signature: ____________________

Signature: ____________________

Notice: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

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SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

